                                                                     EXHIBIT (S)


                               POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Limited Duration Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Limited Duration Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        SIGNATURE                  TITLE                    DATE
        ---------                  -----                    ----
/s/ Thomas E. Faust Jr.         President and Principal   June 16, 2003
-------------------------       Executive Officer
   Thomas E. Faust Jr.

/s/ James L. O'Connor           Treasurer and Principal   June 16, 2003
-------------------------       Financial and Accounting
    James L. O'Connor           Officer

/s/ Jessica M. Bibliowicz       Trustee                   June 16, 2003
-------------------------
    Jessica M. Bibliowicz

/s/ James B. Hawkes             Trustee                   June 16, 2003
-------------------------
    James B. Hawkes

/s/ Samuel L. Hayes, III        Trustee                   June 16, 2003
-------------------------
    Samuel L. Hayes, III

/s/ William H. Park             Trustee                   June 16, 2003
-------------------------
    William H. Park

/s/ Ronald A. Pearlman          Trustee                   June 16, 2003
-------------------------
    Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                   June 16, 2003
-------------------------
    Norton H. Reamer

/s/ Lynn A. Stout               Trustee                   June 16, 2003
-------------------------
    Lynn A. Stout



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